UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 11, 2016 (April 7, 2016)

MICROCHIP TECHNOLOGY INCORPORATED

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	0-21184	86-0629024
(State Or Other Jurisdiction Of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2355 West Chandler Boulevard, Chandler, Arizona 85224-6199

(Address Of Principal Executive Offices)

(480) 792-7200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, on April 4, 2016, Microchip Technology Incorporated (“Microchip”) completed its acquisition of Atmel Corporation (“Atmel”). In connection with post-closing integration planning and retention and severance planning considerations for non-executive Atmel employees, Steve Sanghi, Chairman and Chief Executive Officer of Microchip, and Ganesh Moorthy, President and Chief Operating Officer of Microchip, voluntarily agreed to a 50% reduction in their base salaries for the period from April 11, 2016 through July 1, 2016. The Compensation Committee of the Microchip Board of Directors approved this voluntary salary reduction on April 7, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 8, 2016	Microchip Technology Incorporated (Registrant)

	By:	/s/ J. Eric Bjornholt
J. Eric Bjornholt
Vice President, Chief Financial Officer (Principal Accounting and Financial Officer)

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